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                  	SECURITIES AND EXCHANGE COMMISSION

                        	Washington, D.C. 20549

                 	-------------------------------------

                               	FORM 8-K

                            	CURRENT REPORT

                 	Pursuant to Section 13 or 15(d) of the
                    	Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported): February 18, 1997

                            	TCSI Corporation
          	(Exact name of registrant as specified in its charter)

         Nevada                    0-19377                 68-0140975
(State of incorporation)         (Commission             (IRS Employer
                                 File Number)          Identification No.)

1080 Marina Village Parkway, Alameda, California             94501
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (510) 749-8500

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Item 5.  Other Events.

         On February 18, 1997, TCSI Corporation issued a press release, a copy of which is filed herewith as Exhibit 28.

                                 	SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	TCSI Corporation

By: /s/Paul A. Farmer
    -----------------
Paul A. Farmer
Chief Financial Officer

Date: February 18, 1997

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                              	INDEX TO EXHIBITS

28.  Press Release, dated February 18, 1997

	TCSI ANNOUNCES SOLUTIONSUITESTM-THE INDUSTRY'S FIRST COMPREHENSIVE SET OF FIELD-PROVEN, STANDARDS-BASED, TELECOM MANAGEMENT APPLICATIONS

	FIRST APPLICATION IN FAMILY IS BROADBAND SOLUTIONSUITE -- LOWERING COSTS AND TECHNOLOGY BARRIERS ASSOCIATED WITH RAPIDLY INTRODUCING SERVICES

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For additional information contact:

TCSI Corporation
Investor Inquiries:
	Leigh Salvo - (510) 749-8653
Press Inquiries:
	Susan Trainer - (510) 837-5503

	TCSI ANNOUNCES SOLUTIONSUITESTM-THE INDUSTRY'S FIRST COMPREHENSIVE SET OF FIELD-PROVEN, STANDARDS-BASED, TELECOM MANAGEMENT APPLICATIONS

	FIRST APPLICATION IN FAMILY IS BROADBAND SOLUTIONSUITE -- LOWERING COSTS AND TECHNOLOGY BARRIERS ASSOCIATED WITH RAPIDLY INTRODUCING SERVICES

ALAMEDA, California - February 18, 1997 - TCSI Corporation (Nasdaq: TCSI), a global provider of software to the telecom industry, today announced its new SolutionSuitesTM product family. The new product family is a suite of software products and services that combine TCSI's application software, tools, and expertise to integrate and automate a range of telecom industry processes. SolutionSuites are designed to enable customers to more effectively manage and more rapidly deploy new service offerings in the Broadband, Intelligent Network, and Digital Cellular areas. The first SolutionSuite product, the Broadband SolutionSuite, is currently in beta testing with a US Regional Bell Operating Company, and is expected to be generally available in 1997.

The SolutionSuites product family is modeled after the Network Management Forum's Integrated Service Management approach, which emphasizes interoperability between management systems to increase the efficiency and competitiveness of service providers. SolutionSuites are built with TCSI's enabling technology, SolutionCore, object-oriented software that incorporates key industry standards such as Telecommunications Management Network (TMN) and CORBA. By leveraging SolutionCore, SolutionSuites also inherit high performance, scalability and sophisticated interoperability characteristics.

"SolutionSuites are designed for today's highly competitive telecom market where service providers are looking to rapidly deploy new telecom services and cut operating costs. This is the industry's first set of integrated, standards-based, plug-and-play applications designed to dramatically reduce the time and costs associated with developing new network and service management systems," said Ram Banin, president and chief operating officer of TCSI. "We are confident that this approach of simplifying network management development will enable our customers -- including some of the largest telecommunications companies in the world -- to improve service management and compete more effectively."

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 "The rapid growth in Broadband networking combined with TCSI's existing expertise should provide a significant market opportunity for TCSI to deliver the Broadband SolutionSuite," said Keith Willetts, senior vice president of TCSI Corporation. "To further capitalize on new market opportunities, we expect to announce companion SolutionSuite products for Intelligent Networks and Digital Cellular Networks (GSM and PCS) later this year."

<Note for editors.>

The first of the SolutionSuites to be introduced is the Broadband SolutionSuite. It enables service providers to achieve the highest levels of service and performance in their SONET or SDH-based broadband networks by implementing an integrated management platform to observe and control an entire multi-domain broadband network. The Broadband SolutionSuite is comprised of application modules which include Inter-Domain Management,
Domain Management, and Element Management applications.   These modules
support broadband domains including SONET, SDH, Digital Crossconnect Systems (DCS), and Next Generation Digital Loop Carriers (NGDLC).

Following are the specific features and benefits associated with TCSI's Broadband SolutionSuite Modules:

* Supports in excess of 50,000 network elements and up to 1,000 users;

* Enables management functions, such as network element backup, to operate uniformly across all technologies and network element types;

* Supports both basic broadband network architectures such as inter-connected chains and rings, and complex broadband architectures
	 including overlay rings and dual-ring interworking.

* Reduces hardware and training costs and provides more control over network resources through the use of a common platform;

* Facilitates the creation of telecom services in minutes instead of weeks or months through real-time activation of high-value services;

* Provides an interface to legacy provisioning and workflow systems, enabling automated flow-through service activation and reducing time to activate orders;

* Maximizes accuracy of the network element database through auto-discovery and database audit features;

* Provides physical monitoring and control of a network domain's configuration, fault, performance and security management;

* Supports TMN and CORBA standards within a multi-layered network to enable the unbundling of systems and services, and provide for easy expansion and growth;

* Features very high reliability, availability and security that is based on successful, field-proven applications; and

* Accompanied by a comprehensive suite of business services including customized design and development, installation, training, and
	 maintenance services.

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About TCSI Corporation
TCSI is a leading provider of integrated software products and services for the global telecom industry. A pioneer in object-oriented technology, TCSI products and services enable telecom service providers and equipment manufacturers to rapidly meet the growing demand for integrated and automated management of a wide range of networks and services. TCSI serves its customers in offices throughout North America, Europe, and the Pacific Rim.

TCSI Corporation Products and Services
TCSI provides integrated products and services to many of the world's largest and most successful telecom companies. TCSI's SolutionSuites( are integrated packages of applications to automate the management processes of Intelligent Network, Broadband, and Digital Cellular services and networks. SolutionCore(, TCSI's industry leading application environment, enables the rapid development and deployment of advanced element, network, and service management systems. TCSI also offers a full range of Professional Services including consulting, customized development, deployment, maintenance, and training to complement all products.

This press release contains certain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to a number of risks and uncertainties which could cause actual results to differ materially from those projected. Such risks include the timing of significant customer orders, the relative proportion of services and software licensing fees, and capital spending patterns of the Company's customers. Further risks are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.


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